Exhibit 99.2

J.P. Morgan Healthcare Conference January 13, 2020 Every Second Counts!™

Forward Looking Statements This presentation (together with any other statements or information that we may make in connection herewith) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to Kiniksa Pharmaceuticals, Ltd. (and its consolidated subsidiaries, collectively, unless context otherwise requires, “Kiniksa,” “we,” “us” or “our”). In some cases, you can identify forward looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “goal,” “design,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these identifying words. All statements contained in this presentation that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation, statements regarding our strategy; potential acquisitions and collaborations; potential value drivers; potential market opportunities and competitive position; clinical trials and other studies; timing and potential impact of clinical data; regulatory and other submissions; commercial strategy and pre-commercial activities; expected cash, cash equivalents and short-term investments for FY 2019; expected funding of our operating plan; and capital allocation. These statements involve known and unknown risks, uncertainties, and other important factors that may cause our actual results, performance or achievements to be materially different from those expressed or implied by the forward-looking statements, including without limitation potential delays or difficulties with our clinical trials; potential inability to demonstrate safety or efficacy or otherwise producing negative, inconclusive or uncompetitive results; potential for changes in final data from preliminary or interim data; potential inability to replicate in later clinical trials positive results from earlier trials and studies; our reliance on third parties for manufacturing and conducting clinical trials, research and other studies; potential changes in our strategy, operating plan and funding requirements; substantial new or existing competition; and our ability to attract and retain qualified personnel. These and the important factors discussed under the caption “Risk Factors” in our Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (“SEC”) on November 5, 2019 and other filings subsequently filed with the SEC. These forward-looking statements reflect various assumptions of Kiniksa's management that may or may not prove to be correct. No forward-looking statement is a guarantee of future results, performance, or achievements, and one should avoid placing undue reliance on such statements. Except as otherwise indicated, this presentation speaks as of the date of this presentation. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. This presentation also contains estimates, projections, and/or other information regarding our industry, our business and the markets for certain of our product candidates, including data regarding the estimated size of those markets, and the incidence and prevalence of certain medical conditions. Unless otherwise expressly stated, we obtained this industry, business, market and other data from reports, research surveys, clinical trials, studies and similar data prepared by market research firms and other third parties, from industry, medical and general publications, and from government data and similar sources. Information that is based on estimates, forecasts, projections, market research, or similar methodologies is inherently subject to uncertainties and actual events or circumstances may differ materially from events and circumstances reflected in this information. 2 | January 13, 2020

Building Value Focused on unmet need in autoimmune and autoinflammatory diseases Product candidates based on validated mechanisms and/or strong biologic rationale Target underserved conditions and offer potential differentiation Allocate capital across portfolio relative to opportunity Second Counts!TM Every 3 | January 13, 2020

Pipeline: Multiple Clinical Stage Assets

1st Indication	Program & Target	Preclinical	Phase 1	Phase 2	Phase 3	Stage
Recurrent Pericarditis *Autoinflammatory cardiovascular disease*	**Rilonacept[1]** IL-1α & IL-1β					Pivotal Phase 3 Study (RHAPSODY)
Giant Cell Arteritis (GCA) *Chronic inflammatory arterial disease*	**Mavrilimumab (Mavri)** GM-CSFRα					Global Phase 2 Study
Prurigo Nodularis (PN) *Chronic inflammatory skin disease*	**KPL-716** OSMRβ					Phase 2 Study
Multiple Diseases Characterized by Chronic Pruritus[2]	**KPL-716** OSMRβ					Phase 2 Study
Severe Autoimmune Diseases	**KPL-404** CD40					Phase 1 Study

1) Rilonacept (ARCALYST®) is approved and marketed for cryopyrin-associated periodic syndrome, in the United States by Regeneron Pharmaceuticals, Inc. BLA transfers to Kiniksa after receipt of positive Phase 3 clinical data;
2) Chronic Idiopathic Pruritus, Chronic Idiopathic Urticaria, Plaque Psoriasis, Lichen Simplex Chronicus, Lichen Planus; IL-1α = interleukin-1α; IL-1β = interleukin 1β; GM-CSFRα = granulocyte macrophage colony stimulating factor alpha; OSMRβ = oncostatin M receptor beta

KINIKSA

4 | January 13, 2020

Clinical-Stage Assets Based on Validated Mechanisms and/or Strong Biologic Rationale

Mechanism of Action	Rationale	Initial Indication
Rilonacept IL-1α and IL-1β cytokine trap	IL-1α and IL-1β cytokines shown to play key role in inflammatory diseases[1]	Phase 2 data in **recurrent pericarditis** showed resolution of pericarditis episodes, reduction in recurrences while on treatment, and tapering/discontinuation of corticosteroids[6]
Mavrilimumab monoclonal antibody inhibitor blocking GM-CSFRα signaling	GM-CSF is a key growth factor and cytokine in autoinflammation and autoimmunity[2]	GM-CSF and GM-CSFRα are highly expressed in biopsies of **giant cell arteritis** patients vs. normal healthy controls[7]
KPL-716 monoclonal antibody inhibitor targeting OSMRβ	IL-31 and oncostatin M are key cytokines implicated in prurigo nodularis[3]	IL-31, OSM and OSMRβ mRNA are upregulated in lesional biopsies of **prurigo nodularis** subjects vs. normal healthy controls[3]
KPL-404 monoclonal antibody inhibitor of CD40 / CD40L interaction	CD40-CD40L interaction is an attractive mechanism for targeting T-cell mediated, B-cell driven autoimmune diseases[4,5]	External proof-of-concept for inhibition of pathway has been established in a broad range of **autoimmune diseases**[8]

1) Dinarello CA, et al. Nat Rev Drug Discov 2012;11:633-652 and Brucato A, et al. Int Emerg Med 2018; 13:839–844; 2) Wicks, Roberts, Nature Review Immunology, 2015; Hamilton, Expert Review of Clinical Immunology, 11:4, 457-465; 3) Poster presentation at the 28th European Academy of Dermatology and Venereology (EADV): *IL-31 is Implicated in the Pathogenesis of Prurigo Nodularis, a Chronic Pruritic Skin Disease that can Exist Irrespective of Co-morbid Conditions (LOTUS-PN Study)*; 4) Elgueta, et al. Immunol Rev 2009, 229 (1), 152-172; 5) Peters, et al. Semin Immunol 2009, 21 (5) 293-300; 6) Final open-label Phase 2 data - Poster presentation at American Heart Association (AHA) Scientific Sessions 2019: Efficacy and Safety of Rilonacept in Recurrent Pericarditis: A Multicenter Phase 2 Clinical Trial; 7) Poster presentation at European Congress of Rheumatology 2019 (EULAR): *GM-CSF Pathway Signature Identified in Temporal Artery Biopsies of Patients With Giant Cell Arteritis*; 8) National Center for Biotechnology Information - *Targeting the CD40-CD154 Signaling Pathway for Treatment of Autoimmune Arthritis*: https://www.ncbi.nlm.nih.gov/pmc/articles/PMC6721639/

5 | January 13, 2020

KINIKSA

Clinical-Stage Assets Target Underserved Diseases and Offer Potential Differentiation •Estimated U.S. prevalence ~40K patients seeking and receiving medical treatment1 • Potentially first FDA-approved therapy Recurrent Peri arditis •Rilonacept: IL-1α and IL-1β cytokine trap offers potential dosing, tolerability and mechanistic •Only one FDA-approved therapy, but unmet need remains Giant Cell Arteritis •Estimated U.S. prevalence ~300K patients4 •No FDA-approved therapies Prurigo No ularis ed Severe in broad range of autoimmune diseases5 Autoimmune Diseases 1) Imazio M, Cecchi E, Demichelis B, et al. Heart. 2008;94(4):498-501, Kiniksa Pharmaceuticals Data on File 2019, Crotty C, Forsythe A, Magestro M. (2019, May). Unmet Need and Burden of Recurrent Pericarditis (RP): results of a systematic literature review (SLR). Poster session presented at the International Society of Pharmacoeconomics and Outcomes Research, New Orleans, LA., Lin D, Majeski C, DerSarkissian M, Magestro M, Cavanaugh C, Laliberte F, Lejune D, Mahendran M, Duh M. Klein A, Cremer P, Kontzias A, Furqan M, Tubman R, Roy M, Mage. (Nov, 2019). Real-World Clinical Characteristics and Recurrence Burden of Patients Diagnosed with Recurrent Pericarditis in the United States. Poster session presented at the American Heart Association, Philadelphia, PA., Klein A, Cremer P, Kontzias A, Furqan M, Tubman R, Roy M, Magestro M. Annals of Epidemiology. 2019;36:71; 2) Dinarello CA, et al. Nat Rev Drug Discov 2012;11:633-652; 3) Chandran et al., Scand J Rheumatol, 2015; Trinity Consulting – HCUP/Medicare Data, Quantitative Survey (n=102 rheumatologists); 4) Trinity Consulting - HCUP/Medicare Data 2012/2013; Quantitative Survey (n=100 dermatologists); Dantas, 2015, “Prevalence of dermatoses in dermatologic evaluation requests from patients admitted to a tertiary hospital for 10 years”; Mortz et al., British Journal of Dermatology, 2001; 5) National Center for Biotechnology Information - Targeting the CD40-CD154 Signaling Pathway for Treatment of Autoimmune Arthritis: https://www.ncbi.nlm.nih.gov/pmc/articles/PMC6721639/ 6 | January 13, 2020 •External proof-of-concept for inhibition of CD40-CD40L pathway establish •KPL-404: Profile provides potential best-in-class differentiation d •KPL-716: First-in-class mechanism designed to inhibit IL-31 and OSM, two pathways shown to be elevated in diseased skin Autoinflammatory & Autoimmune Diseases •Estimated U.S. prevalence ~75K-150K patients3 •Mavrilimumab: GM-CSFRα inhibition offers upstream blockade and potential to address underlying mediator of inflammation c benefit relative to other marketed IL-1 agents2

Multiple Clinical Data Readouts Expected in 2020 Prurigo Nodularis (Top-line Phase 2 Data) KPL-716 – Phase 2 (monoclonal antibody inhibitor targeting OSMRβ) 1H 2020 KPL-716 – Phase 2 (monoclonal antibody inhibitor targeting OSMRβ) Diseases Characterized by Chronic Pruritus (Interim Phase 2 Data in Limited Cohorts) 1H 2020 Rilonacept – Phase 3 (IL-1α and IL-1β cytokine trap) Recurrent Pericarditis (Pivotal Top-line Phase 3 Data) 2H 2020 Mavrilimumab – Phase 2 Giant Cell Arteritis (Top-line Phase 2 Data) 2H 2020 (monoclonal antibody inhibitor targeting GM-CSFRα) KPL-404 – Phase 1 (monoclonal antibody inhibitor of CD40-CD40L interaction) Healthy Subjects (Top-line Phase 1 Data) 2H 2020 7 | January 13, 2020

Rilonacept – Phase 3

RHAPSODY

Rilonacept   Mavrilimumab   KPL-716   KPL-404

First Indications	**CAPS**[4]: already approved; **Recurrent Pericarditis**: Painful autoinflammatory cardiovascular disease
Mechanism of Action[1]	IL-1α and IL-1β cytokine trap
Scientific Rationale[1]	IL-1α and IL-1β are cytokines shown to play key role in inflammatory diseases
Prevalence[2]	~40k prevalent in U.S.; addressable opportunity of ~14k in U.S.
Competition[3]	No FDA-approved therapies for recurrent pericarditis
Status	**Breakthrough Therapy designation granted**; target enrollment achieved in pivotal Phase 3 clinical trial; developed by Regeneron and approved for CAPS[4]
Rights	Worldwide (excluding MENA); BLA transfers to Kiniksa after receipt of positive Phase 3 clinical data

1) Brucato et al. JAMA. 2016, 316 (18): 1906-1912; Arcalyst Prescribing Information; 2) IQVIA PharMetrics Plus Claims Data 1/1/2013-3/31/2018; ClearView Analysis, UptoDate, Trinity Partners, Mayo Clin Proc. 2010;85 (6): 572-593; New Diagnostic Criteria for Acute Pericarditis: A Cardiac MRI Perspective, 2015 American College of Cardiology; 3) Drugs@FDA: Arcalyst Prescribing Information, Ilaris Prescribing Information, Kineret Prescribing Information; Kaiser et al. Rheumatol Int (2012) 32:295–299; Theodoropoulou et al. Pediatric Rheumatology 2015, 13(Suppl 1):P155 ; Fleischmann et al, 2017 ACR/ARHP Abstract 1196; Kosloski et al, J of Clin Pharm 2016, 56 (12) 1582-1590; Cohen et al. Arthritis Research & Therapy 2011, 13:R125; Cardiel et al. Arthritis Research & Therapy 2010, 12:R192; Hong et al. Lancet Oncol 2014, 15: 656-666; 4) Rilonacept (ARCALYST®) is approved and marketed for cryopyrin-associated periodic syndrome (CAPS), in the United States by Regeneron Pharmaceuticals, Inc. We will assume the rights to this indication upon receiving approval for rilonacept in the recurrent pericarditis indication.

KINIKSA

8 | January 13, 2020

Recurrent Pericarditis Patients Currently Have Limited Treatment Options Patients deemed recurrent if symptomatic after symptom-free period of 4-6 weeks; 20-30% recurrent NSAID +/-Colchicine 1st Line Steroid-Sparing Opportunity Recurrent Pericarditis Current Standard Clinical Practice Systemic Corticosteroids 2nd Line IVIG, Azathioprine, Methotrexate, or Anakinra (off-label) 3rd Line Refractory Patients Pericardiectomy 4th Line Sources: 2015 ESC Guidelines for the Diagnosis and Management of Pericardial Diseases. Eur Heart J 2015; Aug 29; Trinity Partners, Kiniksa Analysis 9 | January 13, 2020

Recurrent Pericarditis Episodes: Painful, Debilitating Key areas of unmet need patients are seeking to address and Disruptive to Quality of Life Prevention of Future Episodes1 Steroid-Sparing Disease Control Resolution of Episodes Quality of Life 50% Annual Recurrence Rate Unable to Wean off Steroids ~50% Have Symptoms that Persist for >4 wks Increased Rates of Anxiety and Depression Physicians and patients often resort to opioids to manage the pain “everything…work, exercise, family plans, travel. ” The worst thing about pericarditis is its unpredictability and its chronicity. It’s a permanent condition, so it has the potential to impact - Patient quote, 2019 Source: Kiniksa Pharmaceuticals data on file 2019; 1) Prevention of future episodes while on treatment 10 | January 13, 2020

Clinical Development Plan for Rilonacept in Recurrent Designed to generate data on clinically meaningful outcomes Pericarditis Phase 2 Phase 3 (RHAPSODY) Rilonacept in Recurrent Pericarditis is for Investigational Use Only; Kiniksa Clinical Protocols, Phase 2: KPL-914-C001, Phase 3: KPL-914-C002; NCT03737110 1) Final open-label Phase 2 data - Poster presentation at American Heart Association (AHA) Scientific Sessions 2019: Efficacy and Safety of Rilonacept in Recurrent Pericarditis: A Multicenter Phase 2 Clinical Trial; 2) CAPS = Cryopyrin-Associated Periodic Syndromes 11 | January 13, 2020 • Target enrollment achieved • Pivotal clinical trial of rilonacept for treatment of recurrent pericarditis • 24-week, double-blind, placebo-controlled, randomized-withdrawal (RW) study with open-label extension • Primary efficacy endpoint is time-to-first-adjudicated pericarditis-recurrence in the RW period • Continuing to enroll for limited time to help facilitate the number of primary efficacy endpoint events Top-line data expected 2H 2020 • Open-label, 5-part clinical trial with rilonacept in range of pericarditis populations • Provided first evidence that rilonacept treatment improved clinically meaningful outcomes in study1 • Rilonacept was well-tolerated in study, with safety profile consistent with FDA-approved label for CAPS2 Completed

Final Phase 2 Rilonacept Data: Resolution of Pericarditis Episodes in Symptomatic Patients Rapid and sustained reduction in reported pain and inflammation after first dose; persistent and clinically meaningful response throughout 6-month study Symptomatic Recurrent Pericarditis Patients with Elevated CRP1 (n=13) 10 8 CRP NRS 6 4 2 0 BL D3 W2 W3 W4 W5 W6EoTP W10 W14 W18 W22 EoEP 1) Patients with elevated CRP and symptomatic disease (Parts 1 and 4) are most representative of real-world recurrent pericarditis. Inclusion and exclusion criteria for the ongoing Phase 3 study RHAPSODY align with this patient population (clinicaltrials.gov/NCT03737110). EoTP = end of treatment period; EoEP = end of extension period; CRP = C-Reactive Protein; NRS = Numeric Rating Scale 12 | January 13, 2020 CRP (mg/dL) mean ( SE) Pain NRS mean ( SE) Clinically meaningful improvement in outcomes associated with unmet need in recurrent pericarditis Time to CRP normalization (median): 9 days Optional Treatment Extension Period Treatment Period

Phase 2 Rilonacept Data: Discontinuation of Corticosteroids, Decrease in Incidence of Pericarditis Episodes While on Treatment and Improvement in Quality of Life Scores Discontinuation of Corticosteroids Without Pericarditis Recurrence Decrease in Annualized Incidence of Pericarditis Episodes While on Treatment Improved Quality of Life Scores2 60 60 14 5 13 4.4 51 51 51 51 50 48 47 12 50 50 46 4 40 in ion d te 10 40 40 3 ids 8 30 30 6 2 20 20 4 10 10 1 2 0 0 0 Baseline End of TP Final Visit Baseline End of TP Final Visit 0 Baseline1 Final Visit Pre-Study On Rilonacept Active3 (n=16) CS-dependent4 (n=9) Idiopathic or PPS: 1) 15 recurrent pericarditis patients on corticosteroids at baseline enrolled in the 6-week base treatment period, and 13 continued into the optional 18-week extension treatment period and completed 24 weeks of treatment; 2) PROMIS® - Patient Reported Outcomes Measurement Information System. The higher the score, the better global health is. US national average score for Global Physical and Mental Health is 50 (SD 10); 3) Parts 1, 2, and 4; 4) Parts 3 and 5 13 | January 13, 2020 Patients Annualized Flares Global Physical Health, mean (SD) Global Mental Health, mean (SD) 95% reduct in annualize recurrence ra 0.2 45 43 45 85% reduction patients on corticostero 2

Commercial Opportunity: U.S. Prevalence Estimated to be ~40K RP Patients

Addressable U.S. opportunity for rilonacept estimated to be ~14K patients

Launch Targets

Launch Target	Description	Group Size[1,2]
Refractory	Patient fails to respond, or is intolerant, to NSAIDs, colchicine, and steroids (~3K) or patient fails to respond to NSAIDs and colchicine and not suitable for steroids (~5K)	~8K
Steroid-Dependent	Patient is unable to be tapered off steroids without experiencing subsequent recurrences	~1K
Multiple Relapsing	Patients previously responding to NSAIDs, colchicine, and/or steroids, but who continue to experience multiple recurrences	~5K
	Total ~14K	

Multiple Unmet Needs

- Rapid Resolution of Episodes
- Prevention of Future Episodes While on Treatment
- Steroid-Sparing Disease Control
- Improved Quality of Life for Patients

Key Focus
Multiple Unmet Needs
+
High Level of Early Adoption Indicated by Physicians[3]

1) Klein A, Cremer P, Kontzias A, Furqan M, Tubman R, Roy M, Magestro M. Annals of Epidemiology. 2019;36:71; 2) Lin D, Majeski C, DerSarkissian M, Magestro M, Cavanaugh C, Laliberte F, Lejeune D, Mahendran M, Duh M, Klein A, Cremer P, Kontzias A, Furqan M, Tubman R, Roy M, Magestro M. (Nov, 2019). *Real-World Clinical Characteristics and Recurrence Burden of Patients Diagnosed with Recurrent Pericarditis in the United States.* Poster session presented at the American Heart Association, Philadelphia, PA.; 3) ClearView Forecasting Analysis 2019 Q1

14 | January 13, 2020

KINIKSA

Commercial Strategy Focus on high-volume specialists Commercialization Plan Linked to Opportunity Recurrent Pericarditis Patient Volume by Account • Specialty cardiology sales force of ~30 reps to call on high volume specialists • Supported by current Kiniksa MSL team • Efficient digital marketing to educate lower volume specialists • Robust patient services capabilities to maintain appropriate patients on therapy • Market research: duration of therapy expected to be at least 6-12 months • Pricing in-line with high unmet need in rare disease Source: IQVIA HPD Targeting Data, Komodo INTERGRITY Data, & Decision Resources Group RWD Data. 15 | January 13, 2020

Mavrilimumab – Phase 2 Rilonacept Mavrilimumab KPL-716 KPL-404 1) Sources: Wicks, Roberts, Nature Review Immunology, 2015; Hamilton, Expert Review of Clinical Immunology, 11:4, 457-465; 2) Lemaire et al. Journal of Leukocyte Biology, 1996; 60(4):509-18; 3) Wicks & Roberts. Nature Reviews. Rheumatology, 2016; 12(1):37-48; 4) Chandran et al., Scand J Rheumatol, 2015; Trinity Consulting – HCUP/Medicare Data, Quantitative Survey (n=102 rheumatologists); 5) Cortellis,; UpToDate; Correspondence, Trial of Tocilizumab in Giant-Cell Arteritis, NEJM, 2017; 6) relapsed or refractory large B-cell lymphoma 16 | January 13, 2020 First Indication Giant Cell Arteritis: Chronic inflammatory disease of medium-large arteries (can lead to blindness) Mechanism of Action1 Monoclonal antibody inhibitor targeting GM-CSFRα Scientific Rationale2,3 Reported data implicate GM-CSF is key growth factor and cytokine in GCA Prevalence4 ~75k - 150k prevalent in U.S.; similar prevalence in other major markets Competition5 Only one FDA-approved therapy for GCA and unmet needs remain Status Enrollment target achieved in global Phase 2 clinical trial; collaboration with Kite Gilead in R/R LBCL6 Rights Worldwide

2019 Preclinical Data Support the Mechanistic Rationale of Targeting GM-CSF in GCA EULAR June 2019: GM-CSF and its receptor shown to be elevated in GCA biopsies compared to control1 ACR Nov 20 Mavrilimumab reduced arterial inflammation in an ino model of vasculitis compared to control2 1) Poster presentation at European Congress of Rheumatology 2019 (EULAR): GM-CSF Pathway Signature Identified in Temporal Artery Biopsies of Patients With Giant Cell Arteritis Maria C. Cid, Rohan Gandhi, Marc Corbera-Bellalta, Nekane Terrades-Garcia, Sujatha Muralidharan, John F. Paolini; 2) Presentation at 2019 American College of Rheumatology (ACR): GM-CSF is a Pro-Inflammatory Cytokine in Experimental Vasculitis of Medium and Large Arteries Ryu Watanabe, Hui Zhang, Toshihisa Maeda, Mitsuhiro Akiyama, Rohan Gandhi, John F. Paolini, Gerald J. Berry, Cornelia M. Weyand 17 | January 13, 2020 GM-CSF 19: viv

Clinical Development Plan for Mavrilimumab Phase 2 Relapsed/Refractory Large B-Cell Lymphoma Phase 2 Giant Cell Arteritis efficacy 18 | January 13, 2020 • Target enrollment achieved • 26-week, double-blind, randomized, placebo-controlled clinical trial of mavrilimumab with a corticosteroid taper in subjects with new-onset or refractory GCA • Primary efficacy endpoint involves measuring GCA flares during 26-week treatment period • Continuing to enroll for limited time to help facilitate the number of primary efficacy endpoint events • Clinical collaboration with Kite, a Gilead Company • Study of mavrilimumab with Yescarta® (axicabtagene ciloleucel) in patients with relapsed or refractory large B-cell lymphoma • Objective: Determine whether combination therapy can help control chimeric antigen receptor T (CAR T) cell mediated inflammation without disrupting anti-tumor Timeline TBD Top-line data expected 2H 2020

KPL-716 – Phase 2 Rilonacept Mavrilimumab KPL-716 KPL-404 by chronic pruritus 1) Trinity Qualitative Interviews; 2) Dillon SR, Sprecher C, Hammond A, Bilsborough J, Rosenfeld-Franklin M, Presnell SR, et al. Interleukin 31, a cytokine produced by activated T cells, induces dermatitis in mice. Nat Immunol. 2004; 5(7):752-60; Weigelt N, et al. J Cutan Pathol . 2010;37:578 86. 3) Trinity Consulting - HCUP/Medicare Data 2012/2013; Quantitative Survey (n=100 dermatologists); Dantas, 2015, “Prevalence of dermatoses in dermatologic evaluation requests from patients admitted to a tertiary hospital for 10 years”; Mortz et al., British Journal of Dermatology, 2001; 4) Journal of the American Academy of Dermatology - Analysis of Real-World Treatment Patterns in Patients with Prurigo Nodularis: https://www.ncbi.nlm.nih.gov/pmc/articles/PMC6721639/ 19 | January 13, 2020 First Indication Prurigo Nodularis: Chronic inflammatory skin disease with pruritic lesions Mechanism of Action1 Monoclonal antibody inhibitor targeting OSMRβ Scientific Rationale2 OSMRβ is a key receptor subunit shared by IL-31 and OSM; cytokines implicated in prurigo nodularis Prevalence3 ~300k prevalent in U.S. Competition4 No FDA-approved therapies for prurigo nodularis Status Enrolling Phase 2a clinical trial in prurigo nodularis and exploratory Phase 2 study in diseases characterized Rights Worldwide

Preclinical, Clinical and External Data Support Further Phase 1b data showed rapid and sustained anti-pruritic effect Development of KPL-716 Repeated-Single-Dose Phase 1b2 Single-Dose Phase 1b1 -30.9% -55.0% *P-value <0.05 ** P-value<0.01 1) Oral presentation at the 27th European Academy of Dermatology and Venereology (EADV) Congress: First-In-Human Study of KPL-716, Anti-Oncostatin M Receptor Beta Monoclonal Antibody, in Healthy 2) Interim data results 8/12/19 – available through Investors & Media section of Kiniksa’s website at www.kinksa.com Volunteers and Subjects with Atopic Dermatitis 20 | January 13, 2020

Clinical Development Plan for KPL-716 Phase 2 Prurigo Nodularis Phase 2 Multiple Chronic Pruritic Diseases plaque psoriasis 21 | January 13, 2020 • Enrolling 8-week, double-blind, randomized, placebo-controlled clinical trial of KPL-716 in subjects with prurigo nodularis • Primary efficacy endpoint is percent change from baseline in weekly average Worst-Itch Numeric Rating Scale (WI-NRS) at 8 weeks Top-line data expected 1H 2020 • Enrolling 8-week, double-blind, randomized, placebo-controlled clinical trial of KPL-716 in subjects with chronic idiopathic urticaria, chronic idiopathic pruritus, lichen planus, lichen simplex chronicus and • Primary efficacy endpoint is percent change from baseline in weekly average WI-NRS at 8 weeks Interim data from select number of cohorts expected 1H 2020

KPL-404 – Phase 1 Rilonacept Mavrilimumab KPL-716 KPL-404 systemic lupus, rheumatoid arthritis, solid organ transplant and Graves’ disease1 1) National Center for Biotechnology Information - Targeting the CD40-CD154 Signaling Pathway for Treatment of Autoimmune Arthritis: https://www.ncbi.nlm.nih.gov/pmc/articles/PMC6721639/; 2) Poster presentation at the Keystone Symposia: Antibodies as Drugs: New Horizons in the Therapeutic Use of Engineered Antibodies: KPL-404, a CD40 antagonist, blocked antigen-specific antibody responses in an in vivo NHP model and demonstrated strong PK/PD correlation; 3) Elgueta, et al. Immunol Rev 2009, 229 (1), 152-172; 4) Peters, et al. Semin Immunol 2009, 21 (5) 293-300; 5) TDAR, T-cell Dependent Antibody Response 22 | January 13, 2020 Autoimmune Diseases1 External proof-of-concept previously established in broad range of autoimmune diseases: Sjogren’s disease, Mechanism of Action2 Monoclonal antibody inhibitor of CD40-CD40L interaction Scientific Rationale3,4 Attractive target for blocking T-cell mediated, B-cell driven Status Enrolling and dosing subjects in first-in-human clinical study with antigen challenge TDAR5 Rights Worldwide

Multiple Key Clinical Data Readouts Expected in 2020 Prurigo Nodularis (Top-line Phase 2 Data) KPL-716 – Phase 2 (monoclonal antibody inhibitor targeting OSMRβ) 1H 2020 KPL-716 – Phase 2 (monoclonal antibody inhibitor targeting OSMRβ) Diseases Characterized by Chronic Pruritus (Interim Phase 2 Data in Limited Cohorts) 1H 2020 Rilonacept – Phase 3 (IL-1α and IL-1β cytokine trap) Recurrent Pericarditis (Pivotal Top-line Phase 3 Data) 2H 2020 Mavrilimumab – Phase 2 Giant Cell Arteritis (Top-line Phase 2 Data) 2H 2020 (monoclonal antibody inhibitor targeting GM-CSFRα) KPL-404 – Phase 1 (monoclonal antibody inhibitor of CD40-CD40L interaction) Healthy Subjects (Top-line Phase 1 Data) 2H 2020 23 | January 13, 2020

Rare Diseases with Unmet Medical Need Potentially Attractive Commercial Opportunities YE 2019 ~$233M Cash Balance Extends into 2H 20211 Multiple Clinical Data Readouts Expected in 2020 Autoimmune and Autoinflammatory Pipeline 1) Cash, Cash Equivalents and short-term investments as of 12/31/19 (unaudited) 24 | January 13, 2020

Every Second Counts!™